EXHIBIT 99

GROUPS
ARM       TYPE
Balance                      Max GWAC   AvgBalance    Orig    Age   RemTerm    LTV

Group        1771933048.91       3.88   712,191.74      360     5       355   57.61
5/1CMT    1,771,933,048.91       3.88    712191.74   360.00   5.00      355   57.61
TOTAL     1,771,933,048.91       3.88    712191.74   360.00     5       355   57.61
GROUPS
ARM
Balance   FICO   GrossMargin   Roll   InitRate   Percap   Max Rate   Net Margin

Group      742          2.75     55          5        2      8.803         2.49
5/1CMT     742          2.75     55          5        2      8.803         2.49
TOTAL      742          2.75     55          5        2      8.803         2.49


      Current Balance

     50,001.00 -                100,000.99    0.00
    100,001.00 -                150,000.99      0.0579
    150,001.00 -                200,000.99      0.5528
    200,001.00 -                250,000.00      0.7234
    250,000.01 -                300,000.00      1.5969
    300,000.01 -                350,000.00      2.1827
    350,000.01 -                400,000.00      3.3536
    400,000.01 -                450,000.00      3.4706
    450,000.01 -                500,000.00      5.3983
    500,000.01 -                550,000.00      4.0018
    550,000.01 -                600,000.00      4.4808
    600,000.01 -                650,000.00      5.9559
    650,000.01 -                700,000.00      4.2298
    700,000.01 -                750,000.00      4.3968
    750,000.01 -                800,000.00      4.2827
    800,000.01 -                850,000.00      3.9211
    850,000.01 -                900,000.00      4.3798
    900,000.01 -                950,000.00      4.5634
    950,000.01 -              1,000,000.00     26.7496
  1,000,000.01               +                 15.6989
TOTAL                                        100.00


             Current Gross Coupon
          2.25          0.08
          2.38          0.02
          2.63          0.09
          2.75          0.05
          2.88          0.09
          3.00          0.15
          3.13          0.26
          3.25          0.35
          3.38          0.62
          3.50          2.04
          3.63          8.91
          3.75         24.72
          3.88         62.62
TOTAL                 100.00


          Current Net Coupon
          1.99          0.08
          2.12          0.02
          2.37          0.09
          2.49          0.05
          2.62          0.09
          2.74          0.15
          2.87          0.26
          2.99          0.35
          3.12          0.62
          3.24          2.04
          3.37          8.91
          3.49         24.72
          3.62         62.62
TOTAL                 100.00


                Loan To Value

          5.01 -             10.00              0.0792
         10.01 -             15.00              0.4914
         15.01 -             20.00              1.0656
         20.01 -             25.00              2.5288
         25.01 -             30.00              2.9772
         30.01 -             35.00              4.9557
         35.01 -             40.00               5.809
         40.01 -             45.00              7.2985
         45.01 -             50.00              8.4277
         50.01 -             55.00              7.4152
         55.01 -             60.00             10.8938
         60.01 -             65.00              9.9805
         65.01 -             70.00             10.8591
         70.01 -             75.00              8.4074
         75.01 -             80.00             18.7249
         85.01 -             90.00              0.0592
         90.01 -             95.00              0.0271
TOTAL                                              100


                  Fico Score

             0                                  0.1146
           501 -             550                0.0232
           551 -             600                0.0961
           601 -             650                1.4928
           651 -             700               13.8324
           701 -             750               33.4197
           751 -             800               49.1211
           801 -             850                1.9002
TOTAL                                              100

             Stated Original Term

           181 -             240                0.3325
           360 -             360               99.6675
TOTAL                                              100


                Remaining Term

           181 -             240                0.3325
           301 -             360               99.6675
TOTAL                                              100


                   States
AK                    0.0271
AZ                    1.2721
CA                   82.7719
CO                     1.772
CT                    1.6352
DC                     0.034
FL                    0.6923
GA                    0.1256
HI                    1.0879
IA                    0.2445
ID                    0.3212
IL                    0.8309
IN                    0.0222
KS                    0.0446
KY                    0.0305
LA                    0.0427
MA                    0.5498
MD                    0.0943
MI                    0.0806
MN                    0.7271
MO                    0.1819
MT                    0.0665
NC                    0.0653
NE                    0.1466
NH                    0.0134
NJ                    0.6801
NV                    1.2586
NY                     0.928
OH                    0.0453
OR                    0.7277
RI                    0.0321
SC                    0.1295
SD                    0.0389
TN                    0.0914
TX                    0.7713
UT                    0.6393
VA                    0.0226
WA                    1.4521
WI                    0.2881
WY                    0.0149
TOTAL                    100


                  Loan Purpose
Cash           12.079
Purchase       31.5649
Rate/Term      56.3561
TOTAL          100


               BALANCE
Owner          Occupied      90.8751
Second         Home          9.1249
TOTAL                        100


             Property Type
2-4 Family                   1.3387
CO-OP                        0.1798
Condominium                  10.0737
PUD                          0.0804
Single                       88.3274
TOTAL                        100


                    Doc Type

Asset                 Only          34.8129
Full/Alternative                    38.8103
Income                Only          0.0202
No                Documentation     26.3566
TOTAL                               100
                       MI

0-80                                99.914
No MI                               99.914
80.01+                              0.086
Mortgage            Guaranty        0.039
Radian              Guaranty        0.018
United              Guaranty        0.029
                                    100


                 IO Flag
N                    31.6387
Y                    68.3613
TOTAL                    100


                   Index
1 Year Cmt               100
TOTAL


                    Roll
            30 -             39            0.03
            40 -             49            17.24
            50 -             59            82.58
            60 -             69            0.14
TOTAL                                      100.00


                    Margin
          2.75 -             2.999         100
TOTAL                                      100


             0 -             7.999         0.3388
             8 -             8.499         1.3782
           8.5 -             8.999         98.1677
           9.5 -             9.999         0.0808
            11 -             11.499        0.0345
TOTAL                                      100

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                            $1,764,826,200 (approx.)
               Wells Fargo Mortgage Backed Securities 2004-S Trust
                Mortgage Pass-Through Certificates, Series 2004-S
              5/1 Hybrid ARM Mortgage Loans (One-Year CMT Indexed)

                               Expected         Credit                      WAL
             Certificate        Ratings       Enhancement     Interest    (years)     Pmt. Window        Certificate
Class          Size (1)      (S&P/Moodys)       %age (2)      Rate Type     (3)      (months) (3)            Type
-------------------------------------------------------------------------------------------------------------------------
   A-1        $866,000,000      AAA/Aaa          2.25%         WAC (4)         Not Provided           Senior Pass-Through
   A-2        $160,311,000      AAA/Aaa          2.25%       Fixed(5)(6)    0.50         1-12         Senior Sequential
   A-3         $71,101,000      AAA/Aaa          2.25%         WAC (4)      1.25         12-18        Senior Sequential
   A-4        $124,084,000      AAA/Aaa          2.25%         WAC (4)      2.00         18-31        Senior Sequential
   A-5         $95,788,000      AAA/Aaa          2.25%         WAC (4)      3.00         31-42        Senior Sequential
   A-6         $83,289,000      AAA/Aaa          2.25%         WAC (4)      4.00         42-55        Senior Sequential
   A-7        $333,213,600      AAA/Aaa          2.25%         WAC (4)      4.56         55-55        Senior Sequential
   X-1        Notional (7)      AAA/Aaa          2.25%         WAC (7)                                Senior Interest-Only
   B-1         $13,302,700      AA/Aa2           1.50%         WAC (4)                                   Subordinate
   B-2          $8,868,400       A/A2            1.00%         WAC (4)         Not Provided              Subordinate
   B-3          $8,868,500     BBB/Baa2          0.50%         WAC (4)                                   Subordinate

(1)   The Certificate Sizes are approximate and subject to a +/- 10% variance.

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) Weighted Average Life (WALs) and Payment Windows are calculated based upon a pricing prepayment speed of 18% CPR and are shown to the applicable Roll Date.

(4) The Class A-1, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7 and Class B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [3.541%].

(5)   The Class A-2 Certificates will bear interest at a rate (the Pass Through
      Rate) equal to the lesser of (a) such class's related fixed rate and (b) the weighted average of the Net Rates of the Mortgage Loans.

(6) The Accrual Period for the Class A-2 Certificates will be the period from and including the preceding Distribution Date (or from the closing date for the September 2004 distribution) to and including the day prior to the current Distribution Date.

(7) The Class X-1 Certificates will bear interest at a rate equal to the excess, if any, of (a) the Weighted Average Net Rates on the Mortgage loans over (b) the weighted average Pass Through Rate on the Class A-2 Certificates based on a notional amount equal to the aggregate principal balance of the Class A-2 Certificates.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 27, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 1

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller:             Wells Fargo Asset Securities Corporation.

Trustee/Paying Agent:         Wachovia Bank, National Association.

Custodian:                    Wells Fargo Bank, N. A.

Originator/Servicer:          Wells Fargo Bank, N. A.

Cut-off Date:                 August 1, 2004

Closing Date:                 August 30, 2004

Rating Agencies:              Moody's Investor Service, Inc. and Standard and
                              Poor's, a division of The McGraw-Hill Companies,
                              Inc.

Legal Structure:              REMIC

Optional Call:                10% cleanup call

Distribution Date:            25th of each month or next business day,
                              commencing September 2004

Remittance Type:              On each Distribution Date, scheduled payments of
                              principal and interest due on the related Due Date will be distributed from collections or servicer advances.

Form of Registration:         The investment grade Certificates will be issued
                              in book-entry form through DTC

ERISA: The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Class A and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Advancing Obligation:         The Servicer is obligated to advance delinquent
                              mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 27, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 2

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Compensating Interest:        The Master Servicer is required to cover interest
                              shortfalls as a result of full prepayments in an amount equal to the lesser of (i) the aggregate
                              Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Prepayment Interest shortfalls in excess of any Compensating Interest and Service Members Relief Act shortfalls will be allocated pro-rata to all certificates.

Other Certificates:           The following Classes of "Other Certificates" will
                              be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby.

                              Certificate       Orig. Balance     PT Rate
                              -----------       -------------     -------
                              Class B-4         $2,660,600        WAC (see footnote 4)
                              Class B-5         $1,773,600        WAC (see footnote 4)
                              Class B-6         $4,434,341        WAC (see footnote 4)

Mandatory Auction
Certificates:                 The Class A-2, Class A-3, Class A-4, Class A-5,
                              Class A-6 and Class A-7 Certificates.

Mandatory Auction:            Five business days prior to the Distribution Date
                              in [July 25, 2009] (the "Auction Distribution
                              Date"), the Auction Administrator will auction the Mandatory Auction Certificates to third-party investors. The proceeds of the auction and amounts received from the Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to the holders of the Certificates on their respective
                              Auction Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator.

                              The Counterparty, pursuant to a Par Price Payment Agreement with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Auction Administrator:        TBD

Counterparty:                 An entity, the long term debt obligations of which
                              are rated at least "AA" by S&P, "Aa" by Fitch and/or "A2" by Moody's.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 27, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 3

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Auction Price:                The price at which the Auction Administrator sells
                              each of the Class A-2, Class A-3, Class A-4, Class
                              A-5, Class A-6 and Class A-7 Certificates to third party investors.

Par Price:                    With respect to each of the Class A-4, Class A-5,
                              Class A-6 and Class A-7 Certificates, the sum of
                              (i) the principal balance of the related Class
                              A-4, Class A-5, Class A-6 and Class A-7
                              Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction
                              Distribution Date and (ii) accrued interest on such Class A-4, Class A-5, Class A-6 and Class A-7
                              Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date, on such reduced balance.

                              With respect to each of the Class A-2 and Class A-3 Certificates, such classes principal balance after reducing the principal balance of such class by principal distributions and losses on the Auction Distribution Date.

Collateral Description:       The mortgage pool consists of approximately $1.77
                              billion of conventional, first-lien residential mortgage loans that have a fixed interest rate for the first five years after origination and then adjust annually based on the One-Year CMT Index.

                              All of the mortgage loans have been originated to borrowers who have an existing relationship or have established a new relationship with Wells Fargo Bank (the "Relationship ARM"). Based upon a verified relationship at the mortgage loan closing, the borrower receives a discounted rate during his fixed period. Wells Fargo maintains the right to increase the borrower's interest rate during the fixed period if the customer's relationship with Wells Fargo Bank is not maintained. Any additional interest will be retained by Wells Fargo Bank and will not be passed through to certificate holders.

                              Approximately 68% (by principal balance) of the mortgage loans allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loans will fully amortize over their remaining terms. The remaining mortgage loans fully amortize over their original terms (generally 30-years). Some of the Mortgage Loans may be backed by pledged assets.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 27, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 4

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                              Approximately 83% of the mortgage pool are secured by properties located in the state of California.

                              Below are the approximate general characteristics of the mortgage loans as of July 1, 2004:

             % of     Gross     Net      WAM    Gross      Net      Rate     Max                     Mos to
Loan Type    Pool      WAC      WAC     (mos)   Margin    Margin    Caps    Rate      LTV     FICO    Roll
---------   ------    -----    -----    -----   ------    ------    -----   -----    -----    ----   ------
Non IO       31.71%   3.818%   3.558%     355    2.750%    2.490%   5/2/5   8.821%   55.08%    744       55
IO           68.29%   3.794%   3.534%     356    2.750%    2.490%   5/2/5   8.794%   58.76%    743       56
Total:       100.0%   3.801%   3.541%     355    2.750%    2.490%   5/2/5   8.803%   57.59%    743       55

Underwriting Standards:       The Mortgage Loans were underwritten to the
                              guidelines of the originator as more fully described in the prospectus supplement.

Credit Enhancement:           Credit Enhancement for the Certificates will be
                              provided by a senior/subordinate shifting interest structure.

Cash-Flow Description:        Distributions on the Certificates will be made on
                              the 25th day of each month (or next business day) commencing September 2004. The payments to the Certificates, to the extent of available funds, will be made according to the following priority:



                              Available Funds:
                              1. Payment of interest to the holders of the Class A Certificates in an amount equal to their Pass-Through Rate;
                              2. Payment of principal to the holders of the Class A Certificates in an amount equal to the Class A Optimal Principal Amount;
                              3.    Further, the Class A Optimal Principal
                                    Amount is allocable to the Class A
                                    Certificates in the following sequence:
                                    Concurrently to:
                                    a.)   The Class A-1 Certificates; and
                                    b.)   the remaining Class A Certificates as
                                          follows:
                                    o     First, to the Class A-2 until reduced
                                          to zero;
                                    o     Second, to the Class A-3 until reduced
                                          to zero;
                                    o     Third, to the Class A-4 until reduced
                                          to zero;
                                    o     Fourth, to the Class A-5 until reduced
                                          to zero;
                                    o     Fifth, to the Class A-6 until reduced
                                          to zero; and
                                    o     Sixth, the Class A-7 until reduced to
                                          zero.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 27, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 5

Wells Fargo Mortgage Backed Securities 2004-S Trust
Mortgage Pass-Through Certificates, Series 2004-S
Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                              4.    Payment of interest and principal
                                    sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1, so that each Subordinate Class shall receive
                                    (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' Allocable Share of the Class B Optimal Principal Amount.

Shifting Interest:            The Senior Certificates will be entitled to
                              receive 100% of the prepayments on the Mortgage
                              Loans through September 2011. The Senior
                              Prepayment Percentage can be reduced to the Senior
                              Percentage plus 70%, 60%, 40%, 20% and 0% of the
                              Subordinated Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Class B Principal Balance does not exceed
                              50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or
                              50% for each test date.

                              Notwithstanding the foregoing, if after 3 years the current Subordinated Percentage is equal to two times the initial Subordinated Percentage and
                              i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Class B Principal Balance does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to September 2007 20% or b) after September 2007 30%, then prepayments will be allocated on a pro rata basis.

                              If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the Subordinated Percentage can be allocated to the subordinate classes.

Allocation of Losses:         Realized Losses on the mortgage loans will be
                              allocated to the most junior class of Certificates outstanding beginning with the Class B-6
                              Certificates, until the Certificate Principal
                              Balance of each class of Class B Certificates has been reduced to zero. After the Class B
                              Certificates have been reduced to zero, Realized
                              Losses will be allocated to the Class A
                              Certificates, pro rata.



Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 27, 2004
--------------------------------------------------------------------------------
This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. The collateral information contained on the following pages is furnished as background information for your use in reviewing the computational materials which are attached hereto and are a part hereof. This collateral information will be superseded by the description of the collateral contained in the Prospectus
Supplement.                                                               Page 6

                        STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and
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The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security' s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data
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models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

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our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be
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confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of
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pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information
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